Loss per Share	12 Months Ended
Dec. 31, 2022
Loss per Share
Loss per Share

13.Loss per Share

Basic loss per share (EPS) is calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year.

Diluted EPS is calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year plus the ordinary shares that would be issued upon conversion of all outstanding stock options and warrants into ordinary shares.

For the periods included in these consolidated financial statements, the Group incurred net losses; therefore, anti-dilutive stock options, outstanding equity awards during the period (as described in note 22), the Reorganization Warrants and RDO & 2022 PIPE Warrants as well as the 1,800,000 Azul Warrants issued in 2021 are excluded from the diluted EPS calculation.

The following table reflects the income and share data used in the basic and diluted EPS calculations:

	2022	2021	2020
Comprehensive loss attributed to equity shareholders	(253,003)	(410,830)	(188,435)
(in € thousand)
Weighted average number of shares outstanding
Basic and diluted	316,474,576	214,858,203	193,722,062
Basic and diluted EPS (in €)	(0.80)	(1.91)	(0.97)